EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
EARNINGS PER COMMON SHARE
Earnings Per Common Share

The following table sets forth the computation of basic and diluted earnings per share:

(Dollars in thousands, except per share data)	2012	2011	2010
Numerator for basic and diluted earnings per share -income available to common shareholders:
Net income	$67,303	$66,739	$59,251
Dividends on preferred stock	0	0	1,865
Income available to common shareholders	$67,303	$66,739	$57,386
Denominator for basic earnings per share - weighted average shares	57,876,685	57,691,979	56,969,491
Effect of dilutive securities
Employee stock awards	873,293	907,428	913,809
Warrants	118,814	93,798	109,778
Denominator for diluted earnings per share - adjusted weighted average shares	58,868,792	58,693,205	57,993,078
Earnings per share available to common shareholders
Basic	$1.16	$1.16	$1.01
Diluted	$1.14	$1.14	$0.99

Warrants to purchase 465,117 shares of the Company's common stock were outstanding as of December 31, 2012, 2011 and 2010, respectively. These warrants, each representing the right to purchase one share of common stock, no par value per share, have an exercise price of $12.34 and expire on December 23, 2018.

Stock options and warrants, where the exercise price was greater than the average market price of the common shares, were not included in the computation of net income per diluted share as they would have been anti-dilutive.  These out-of-the-money options were 1,092,253, 420,076 and 41,426 at December 31, 2012, 2011 and 2010, respectively.